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                                                                Exhibit 10.42

                            FOURTH AMENDMENT TO THE
               REUTERS NEWMEDIA INC. ON-LINE DIRECTORY AGREEMENT
                       BETWEEN REUTERS NEWMEDIA INC. AND
                                 INFOSEEK CORP.

This agreement, dated August 30, 1996, amends the February 28, 1995 Reuters NewMedia Inc. On-line Service Agreement ("February 1995 Agreement") as amended by Amendments No. 1 and No. 2 dated January 4, 1996 and April 19, 1996, respectively, between REUTERS NEWMEDIA INC., a Delaware corporation having its principal office at 1700 Broadway, New York, New York 10019 and INFOSEEK CORP., with its principal office at 2620 Augustine Dr. #250; Santa Clara, CA 95054 is hereby further amended by this Amendment No. 4. Capitalized terms not herein defined shall have the same meaning as set forth in the November 1995 Agreement.

1. Schedule 1 of the February 1995 Agreement is amended to include the [ * ] for use in Infoseek Personal* as [ * ] provided under the Agreement.

    *Also known as Infoseek Your News

2. Schedule 4 of the February 1995 Agreement is amended to include the following:

    During the period through February 28, 1997, Distributor shall pay for the Reuters World Service a monthly fee equal to the greater of (a) [ * ] or
    (b) [ * ] arising out of to the sale or rental of Advertising Space on pages containing the Reuters World Service. Effective [ * ] Distributor shall pay for the Reuters World Service [ * ] of Distributor's Net Advertising Receipts arising out of the sale or rental of Advertising
    Space on pages containing the Reuters World Service. Distributor shall have the [ * ] upon 30 days prior written notice to Reuters.

3. Except as set forth herein, all terms and conditions of the November 1995 Agreement shall remain in full force and effect as set forth therein.



Accepted and Agreed on                          Accepted and Agreed on
Behalf of Reuters NewMedia Inc.                 Behalf of Infoseek Corp.

By:  /s/ Andrew M. Niblz                        By:  /s/ Andrew E. Newton
   ------------------------------                  ---------------------------
Name:  Andrew M. Niblz                          Name:  Andrew E. Newton
       --------------------------                      -----------------------
Title: Exec. V.P.                               Title: V.P. & General Counsel
       --------------------------                      -----------------------
Date:  9/25/96                                  Date:  August 30, 1996
       --------------------------                      -----------------------


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.